NATIONWIDE VARIABLE INSURANCE TRUST

American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)	NVIT Multi-Manager Large Cap Growth Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Emerging Markets Fund	NVIT Multi Sector Bond Fund
NVIT Government Bond Fund	NVIT Nationwide Fund
NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)	NVIT Real Estate Fund
NVIT International Equity Fund	NVIT S&P 500 Index Fund
NVIT International Index Fund	NVIT Short Term Bond Fund
NVIT Large Cap Growth Fund	NVIT Small Cap Index Fund
NVIT Mid Cap Index Fund	Templeton NVIT International Value Fund
NVIT Multi-Manager International Growth Fund

Supplement dated November 9, 2017
to the Statement of Additional Information ("SAI") dated May 1, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Nationwide Fund (the "Fund")

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as the subadviser to the Fund.  Accordingly, all references to, and information regarding, HighMark in the SAI are deleted in their entirety.

2.
At a special meeting of the Board of Trustees (the "Board") of the Nationwide Variable Insurance Trust (the "Trust") held on November 8, 2017, the Board approved the appointment of AQR Capital Management, LLC ("AQR") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the SAI is amended as follows:

a.	The following replaces the information in the table regarding the Fund under the heading "Investment Advisory and Other Services – Subadvisers" on page 82 of the SAI:

Fund	Subadviser
NVIT Nationwide Fund	AQR Capital Management, LLC

b.	The information under the heading "Investment Advisory and Other Services – Subadvisers" on page 82 of the SAI is amended to include the following:

AQR Capital Management, LLC ("AQR") is located at Two Greenwich Plaza, Greenwich, CT 06830 and was founded in 1998. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR.

Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

c.	The information under the heading "Appendix B – Proxy Voting Guidelines" is amended to include the following:

AQR Capital Management, LLC

PROXY VOTING POLICY AND PROCEDURES

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC ("AQR")1 generally retains proxy voting authority with respect to securities purchased for its clients. Under such circumstances, AQR will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the "Policy").

II. USE OF THIRD-PARTY PROXY VOTING SERVICE

AQR has entered into an agreement with Institutional Shareholder Services Inc. ("ISS"), an independent third-party proxy advisory firm that specializes in providing proxy voting services to institutional investment managers. AQR has instructed ISS to execute all proxies in accordance with the recommendations of ISS, unless instructed otherwise by AQR.

The U.S. Securities and Exchange Commission ("SEC") and its staff have expressed the view that although the voting of proxies remains the duty of an investment adviser registered with the SEC, an adviser may contract with a proxy advisory firm to perform certain functions with respect to proxy voting so long as the adviser ascertains, among other things, whether the proxy advisory firm has the capacity and competence to adequately analyze proxy issues. In this regard, an investment adviser could consider the adequacy and quality of the proxy advisory firm's staffing and personnel; and the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that the investment adviser believes would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
At a minimum annually, the Compliance Department will seek to ensure that a review of the capacity and competence of ISS is performed.  Specifically, the Compliance Department will:
1. Review ISS's proxy voting guidelines and assess the adequacy of the guidelines, including assessing whether the guidelines are reasonably designed to ensure that proxies are voted in the best interests of AQR's clients;

1 The  term  "AQR"  includes  AQR  Capital  Management,  LLC  and  CNH  Partners,  LLC  and  their  respective investment advisory affiliates.
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2. Review a sample of ISS's proxy votes to review whether ISS has complied with ISS's proxy voting guidelines;

3. Require ISS to identify and provide AQR with information regarding any material business changes or conflicts of interest on an ongoing basis and address how any conflicts of interest have been addressed. If, as a result of the Compliance Department's examination of ISS's conflicts of interest, a determination is made that a material conflict of interest exists, AQR's Chief Compliance Officer or designee (the "CCO") will determine whether to follow ISS's recommendation with respect to a proxy or take other action with respect to the proxy; and

4. Obtain a certification or other information from ISS regarding its independence and impartiality.

III. VOTING PROCEDURES

ISS is responsible for coordinating with AQR's clients' custodians to seek to ensure that all proxy materials received by custodians relating to a client's securities are processed in a timely fashion. Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by AQR and not sent directly to ISS, AQR will promptly forward it to ISS.

ISS will vote the proxy in accordance with the recommendation of ISS or any custom voting policy adopted by AQR, unless instructed otherwise by AQR in accordance with AQR's voting guidelines (described below in Section IV).

IV. VOTING GUIDELINES

In the absence of specific voting guidelines from a client, AQR will seek to vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. AQR has instructed ISS to execute all proxies in accordance with the recommendations of ISS, unless instructed otherwise by AQR.

To the extent that AQR is voting a proxy itself and not utilizing ISS's recommendation, AQR will be required to vote proxies in a way that, in AQR's best judgment, is in the best interest of the AQR's clients holding such securities. Unless prior approval is obtained from the CCO, the following guidelines will generally be adhered to when AQR is voting a proxy itself:

1. AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management;

2. AQR will not announce its voting intentions and the reasons therefore; and

3. AQR shall not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR may abstain from voting a proxy in certain situations, including when:

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1. The cost of voting a proxy outweighs the benefit of voting;

2. AQR is not given enough time to process the vote;

3. AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date; or

4. There are legal restrictions on trading resulting from the exercise of a proxy.

V. POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER

In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS's recommendation, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.

If, as a result of the Compliance Department's examination, a material conflict of interest is found to exist, AQR will determine whether:

1. Directly voting the meeting is in the best interests of the client;

2. ISS's recommendation should be followed; or

3. The client should approve the ISS recommendation.

VI. DISCLOSURE

Upon request, AQR will furnish a copy of this Policy to the requesting client and information on how the client's proxies were voted. If a client requests how the client's proxies were voted, AQR will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about:

1. The name of the issuer;

2. The proposal voted upon; and

3. The election made for the proposal.

VII. AQR Funds

On an annual basis, AQR will provide, or cause ISS to provide; to the AQR Funds' administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.2

2 Form N-PX is required to contain an AQR Fund's complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.
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VIII. PROXY RECORDKEEPING

The Compliance Department will maintain files relating to this Policy in an easily accessible place. Under the services contract between AQR and ISS, ISS will maintain AQR's proxy voting records. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of AQR.  Records of the following will be included in the files:

1. A copy of the Policy, and any amendments thereto;

2. A copy of the ISS Proxy Voting Guidelines;

3. A copy of each proxy statement that AQR receives regarding client securities (AQR may rely on third parties or EDGAR);

4. A record of each vote cast; and

5. A copy of any document AQR created that was material to making a decision how to vote proxies, or that memorializes that decision.

IX. REVIEW OF POLICY AND PROCEDURES

The Compliance Department shall review, no less frequently than annually, the adequacy of this Policy to ensure it has been implemented effectively, including whether the Policy continues to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

d.	The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of September 30, 2017)
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D.	NVIT Nationwide Fund	None
Andrea Frazzini, Ph.D.	NVIT Nationwide Fund	None
Jacques A. Friedman	NVIT Nationwide Fund	None
Hoon Kim, Ph.D., CFA	NVIT Nationwide Fund	None

e.	The subsection "Description of Compensation Structure" under the heading "Appendix C – Portfolio Managers" is amended to include the following:

AQR Capital Management, LLC ("AQR")
Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal's relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal's relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR's 401(k) retirement plan which is offered to all employees of AQR.
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f.	The subsection "Other Managed Accounts" under the heading "Appendix C -- Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of September 30, 2017)
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D.	Mutual Funds: 24 accounts, $12.26 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 22 accounts, $13.39 billion total assets (16 accounts, $8.85 billion total assets for which the advisory fee is based on performance)
Other Accounts: 18 accounts, $6.79 billion total assets (6 accounts, $2.20 billion total assets for which the advisory fee is based on performance)
Andrea Frazzini, Ph.D.	Mutual Funds: 42 accounts, $23.20 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 34 accounts, $20.40 billion total assets (26 accounts, $16.81 billion total assets for which the advisory fee is based on performance)
Other Accounts: 40 accounts, $19.62 billion total assets (12 accounts, $3.01 billion total assets for which the advisory fee is based on performance)
Jacques A. Friedman	Mutual Funds: 51 accounts, $32.68 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 51 accounts, $27.74 billion total assets (39 accounts, $21.98 billion total assets for which the advisory fee is based on performance)
Other Accounts: 120 accounts, $66.15 billion total assets (40 accounts, $18.52 billion total assets for which the advisory fee is based on performance)
Hoon Kim, Ph.D., CFA	Mutual Funds: 15 accounts, $9.11 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 15 accounts, $7.08 billion total assets (11 accounts, $4.48 billion total assets for which the advisory fee is based on performance)
Other Accounts: 21 accounts, $10.45 billion total assets (4 accounts, $679.3 million total assets for which the advisory fee is based on performance)

g.	The subsection "Potential Conflicts of Interest" under the heading "Appendix C -- Portfolio Managers" is amended to include the following:

AQR Capital Management, LLC ("AQR")

Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio
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managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of
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the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager-of-Managers Exemptive Order, with more detailed information about AQR.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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